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                                                                    EXHIBIT 10j9


                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

                  (As Established Effective September 1, 1985)


                                Eighth Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, effective September 1, 1985 and as amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend Section 1.2 (n) the Plan, effective as of October 1, 1997, by inserting the following to the end thereof:

         "From and after October 1, 1997, employment with STP Nuclear Operating Company shall be deemed to constitute 'Employment' with an Employer hereunder for all purposes except any such Employee shall not be eligible to make any additional deferrals of Compensation under the Plan."

                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 13th day of November, 1997, but effective as of the date stated herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By   /s/ LEE W. HOGAN
                                          ---------------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
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